Exhibit 99.2

BANKFINANCIAL CORPORATION

FOURTH QUARTER 2011

QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT

FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform to the current period’s presentation.

The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period–end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current, or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2011								2010
PERFORMANCE MEASUREMENTS	IVQ		IIIQ		IIQ		IQ		IVQ
Return on assets (ratio of net income (loss) to average total assets) (1)	(11.65)%		(0.46)%		0.24%		(0.20)%		(1.40)%
Return on equity (ratio of net income (loss) to average equity) (1)	(75.38)		(3.01)		1.62		(1.23)		(8.41)
Net interest rate spread (1)	4.19		4.19		4.27		3.68		3.41
Net interest margin (1)	4.28		4.29		4.38		3.81		3.57
Efficiency ratio, less goodwill impairment	90.76		80.32		77.09		95.52		104.71
Noninterest expense to average total assets, less goodwill impairment (1)	4.04		3.54		3.46		3.71		4.00
Average interest–earning assets to average interest–bearing liabilities	122.86		122.52		122.55		122.64		123.30
Number of full service offices	20	(2)	20	(2)	20	(2)	20	(2)	18
Employees (full time equivalents)	357	(2)	360	(2)	373	(2)	385	(2)	328

	2011								2010
SUMMARY STATEMENT OF FINANCIAL CONDITION	IVQ		IIIQ		IIQ		IQ		IVQ

ASSETS
Cash and due from other financial institutions	$24,247		$15,270		$14,049		$14,479		$18,097
Interest-bearing deposits in other financial institutions	96,457		92,898		100,433		109,776		202,713
Securities, at fair value	92,832		94,880		95,546		121,154		120,747
Loans held-for-sale	1,918		1,388		—		—		2,716
Loans receivable, net	1,227,391		1,270,023		1,291,399		1,302,313		1,050,766
Other real estate owned and other real estate owned in process	22,480		24,278		27,032		22,713		14,622
Stock in Federal Home Loan Bank, at cost	16,346		16,346		16,346		16,346		15,598
Premises and equipment, net	39,155		38,948		38,745		37,650		32,495
Intangible assets	3,671		26,604		27,074		27,544		25,266
Bank owned life insurance	21,207		21,066		20,901		20,739		20,581
FDIC prepaid expense	4,351		4,662		5,003		5,158		4,845
Income tax receivable	1,780		1,445		1,862		2,523		1,749
Deferred taxes, net	—		15,444		13,232		13,112		9,333
Other assets	11,740		10,574		11,266		11,724		11,127

Total assets	$1,563,575		$1,633,826		$1,662,888		$1,705,231		$1,530,655

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits	$1,332,552		$1,352,808		$1,378,331		$1,421,564		$1,235,377
Borrowings	9,322		9,253		12,595		15,488		23,749
Other liabilities	21,844		24,663		21,584		17,467		18,244

Total liabilities	1,363,718		1,386,724		1,412,510		1,454,519		1,277,370
Stockholders’ equity	199,857		247,102		250,378		250,712		253,285

Total liabilities and stockholders’ equity	$1,563,575		$1,633,826		$1,662,888		$1,705,231		$1,530,655

(1)	Annualized
(2)	Includes facilities and employees attributable to Downers Grove National Bank acquisition which closed on March 18, 2011.

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2011				2010
SUMMARY STATEMENT OF OPERATIONS	IVQ	IIIQ	IIQ	IQ	IVQ
Total interest income	$17,370	$17,990	$19,000	$15,348	$15,448
Total interest expense	1,380	1,629	1,910	1,996	2,442

Net interest income before provision	15,990	16,361	17,090	13,352	13,006
Provision for loan losses	9,740	7,384	3,175	2,424	8,148

Net interest income	6,250	8,977	13,915	10,928	4,858
Noninterest income	2,004	1,863	1,879	1,571	1,903
Noninterest expense	40,193	14,637	14,623	14,255	15,611

Income (loss) before income tax	(31,939)	(3,797)	1,171	(1,756)	(8,850)
Income tax expense (benefit)	15,110	(1,901)	145	(979)	(3,378)

Net income (loss)	$(47,049)	$(1,896)	$1,026	$(777)	$(5,472)

Basic earnings (loss) per common share	$(2.38)	$(0.10)	$0.05	$(0.04)	$(0.28)

Diluted earnings (loss) per common share	$(2.38)	$(0.10)	$0.05	$(0.04)	$(0.28)

	2011				2010
NONINTEREST INCOME AND EXPENSE	IVQ	IIIQ	IIQ	IQ	IVQ
Noninterest Income
Deposit service charges and fees	$657	$699	$697	$614	$679
Other fee income	430	381	405	382	452
Insurance commissions and annuities income	189	146	155	169	227
Gain on sales of loans, net	199	83	39	19	184
Loss on disposition of premises and equipment	—	1	(10)	(10)	—
Loan servicing fees	131	138	137	132	137
Amortization and impairment of servicing assets	(57)	(105)	(51)	(54)	(64)
Earnings on bank owned life insurance	141	165	162	158	144
Trust income	186	199	215	76	9
Other	128	156	130	85	135

Total noninterest income	$2,004	$1,863	$1,879	$1,571	$1,903

Noninterest Expense
Compensation and benefits	$6,078	$6,229	$7,120	$6,600	$5,993
Office occupancy and equipment	1,870	1,845	1,736	1,868	1,247
Advertising and public relations	60	333	260	237	437
Information technology	1,058	1,085	1,091	948	958
Supplies, telephone, and postage	434	450	439	375	438
Amortization of intangibles	367	470	470	382	392
Nonperforming asset management	1,430	1,267	1,279	455	1,898
Loss (gain) on sales of other real estate owned	113	16	(62)	(52)	101
Operations of other real estate owned	844	563	618	326	479
Write down of other real estate owned	2,482	1,009	299	179	2,204
FDIC insurance premiums	334	354	186	567	519
Acquisition expense	—	—	230	1,531	81
Goodwill impairment	23,862	—	—	—	—
Other	1,261	1,016	957	839	864

Total noninterest expenses	$40,193	$14,637	$14,623	$14,255	$15,611

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2011				2010
	IVQ	IIIQ	IIQ	IQ	IVQ
DEPOSITS
Noninterest–bearing demand	$142,084	$138,510	$138,805	$141,322	$112,549
Savings deposits	144,515	145,549	143,880	143,865	98,894
Money market accounts	345,011	350,693	354,897	356,352	341,048
Interest–bearing NOW accounts	336,531	333,188	323,997	328,493	302,812
Certificates of deposit – Retail	364,411	384,769	416,653	451,433	379,975
Certificates of deposit – Wholesale	—	99	99	99	99

Total certificates of deposit	364,411	384,868	416,752	451,532	380,074

Deposits	$1,332,552	$1,352,808	$1,378,331	$1,421,564	$1,235,377

	2011								2010
	IVQ		IIIQ		IIQ		IQ		IVQ
LOANS
One–to–four family residential real estate loans	$272,032		$284,814		$291,135		$300,349		$256,300
Multi–family mortgage loans	423,615		438,858		447,162		443,802		296,916
Nonresidential real estate loans	311,641		322,167		328,100		326,389		281,987
Construction and land loans	19,852		22,195		24,339		29,643		18,398
Commercial loans	93,932		82,553		73,622		75,137		64,679
Commercial leases	134,990		145,272		145,858		144,923		151,107
Consumer loans	2,147		1,978		3,109		3,383		2,182

Total loans	1,258,209		1,297,837		1,313,325		1,323,626		1,071,569
Net deferred loan origination costs	908		964		1,037		1,191		1,377
Allowance for loan losses	(31,726)		(28,778)		(22,963)		(22,504)		(22,180)

Loans, net	$1,227,391	(1)	$1,270,023	(1)	$1,291,399	(1)	$1,302,313	(1)	$1,050,766

(1) Loans, net includes $14.6 million, $15.1 million, $15.8 million and $12.0 million of purchased impaired loans, respectively.

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2011				2010
	IVQ	IIIQ	IIQ	IQ	IVQ
CREDIT QUALITY:
Nonperforming Assets:
Nonaccrual loans:
One–to–four family residential real estate loans	$10,709	$17,123	$12,663	$10,649	$10,059
Multi–family mortgage loans	14,983	13,140	12,360	13,163	13,228
Nonresidential real estate loans	30,396	25,908	12,393	12,830	12,428
Construction and land loans	3,263	3,544	504	5,331	6,139
Commercial loans	2,940	4,535	3,886	3,765	3,766
Commercial leases	22	94	72	72	72
Consumer loans	3	—	—	—	3

Nonaccrual loans	62,316	64,344	41,878	45,810	45,695

Other real estate owned and other real estate owned in process:
One–to–four family residential real estate	5,328	3,991	5,659	3,053	3,015
Multi–family real estate	3,655	4,252	3,987	2,794	2,486
Nonresidential real estate	4,905	5,947	6,896	7,150	7,376
Land	2,237	3,203	3,218	2,174	1,745

Other real estate owned and other real estate owned in process	16,125	17,393	19,760	15,171	14,622

Nonperforming assets (excluding purchase impaired loans and purchased other real estate owned)	78,441	81,737	61,638	60,981	60,317

Purchased impaired loans:
One–to–four family residential real estate loans	$3,941	$3,279	$2,201	$732	—
Multi–family mortgage loans	1,418	1,434	1,398	1,387	—
Nonresidential real estate loans	3,375	3,317	3,369	882	—
Construction and land loans	4,788	5,998	7,759	7,739	—
Commercial loans	1,078	1,047	1,029	1,287	—

Purchased impaired loans	14,600	15,075	15,756	12,027	—

Purchased other real estate owned:
One–to–four family residential real estate	327	327	327	157	—
Nonresidential real estate	2,546	2,771	3,006	1,967	—
Land	3,482	3,787	3,939	5,418	—

Purchased other real estate owned	6,355	6,885	7,272	7,542	—

Purchased impaired loans and OREO	20,955	21,960	23,028	19,569	—

Nonperforming assets	$99,396	$103,697	$84,666	$80,550	$60,317

Asset Quality Ratios
Nonperforming assets to total assets	6.36%	6.35%	5.09%	4.72%	3.94%
Nonperforming assets to total assets (2)	5.02	5.00	3.71	3.58	—
Nonaccrual loans to total loans	6.11	6.12	4.39	4.37	4.26
Nonaccrual loans to total loans (2)	4.95	4.96	3.19	3.46	—
Allowance for loan losses to nonaccrual loans	41.25	36.24	39.84	38.91	48.54
Allowance for loan losses to nonaccrual loans (2)	50.91	44.73	54.83	49.12	—

(1)	Annualized
(2)	Asset quality ratios exclude purchased impaired loans and acquired other real estate owned resulting from the Downers Grove National Bank merger.

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2011				2010
	IVQ	IIIQ	IIQ	IQ	IVQ
PERFORMING LOANS GREATER THAN 30 DAYS PAST DUE
30 – 59 days past due	$11,305	$4,676	$8,557	$26,357	$16,997
60 – 89 days past due	2,410	6,256	6,022	3,503	7,945
Matured Loans	15,582	10,138	18,475	18,843	29,947

	$29,297	$21,070	$33,054	$48,703	$54,889

	2011				2010
	IVQ	IIIQ	IIQ	IQ	IVQ
ALLOWANCE FOR LOAN LOSSES
Beginning balance	$28,778	$22,963	$22,504	$22,180	$19,417
Charge offs:
One–to–four family residential real estate loans	(2,689)	(584)	(415)	(1,628)	(225)
Multi–family mortgage loans	(1,893)	(842)	(542)	(237)	(1,838)
Nonresidential real estate loans	(686)	(12)	—	—	(2,466)
Construction and land loans	(249)	(121)	(1,771)	(378)	—
Commercial loans	—	—	(42)	—	(975)
Commercial leases	(1,424)	—	—	—	—
Consumer loans	(6)	(70)	(1)	(16)	—

	(6,947)	(1,629)	(2,771)	(2,259)	(5,504)
Recoveries:
One–to–four family residential real estate loans	11	33	5	2	59
Multi–family mortgage loans	1	3	32	89	—
Nonresidential real estate loans	5	5	5	58	1
Construction and land loans	—	—	—	—	58
Commercial loans	135	15	13	10	1
Commercial leases	—	—	—	—	—
Consumer loans	3	4	—	—	—

	155	60	55	159	119

Net (charge–offs) recoveries	(6,792)	(1,569)	(2,716)	(2,100)	(5,385)

Provision for loan losses	9,740	7,384	3,175	2,424	8,148

Ending balance	$31,726	$28,778	$22,963	$22,504	$22,180

Allowance for loan losses to total loans	2.52%	2.22	1.75	1.70	2.07
Net charge–off ratio (1)	2.11	0.48	0.81	0.75	1.96

(1)	Annualized

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2011				2010
	IVQ	IIIQ	IIQ	IQ	IVQ
SELECTED AVERAGE BALANCES

Total average assets	$1,614,989	$1,651,715	$1,689,687	$1,537,726	$1,559,424
Total average interest–earning assets	1,483,656	1,513,816	1,564,244	1,419,673	1,446,151
Average loans	1,285,153	1,304,805	1,334,239	1,118,256	1,099,919
Average securities	95,120	97,984	112,636	118,913	80,837
Average stock in FHLB	16,346	16,346	16,562	15,711	15,598
Average other interest–earning assets	87,037	94,681	100,807	166,793	249,797
Total average interest–bearing liabilities	1,207,554	1,235,588	1,276,390	1,157,615	1,172,904
Average interest–bearing deposits	1,198,045	1,225,368	1,262,883	1,139,696	1,146,141
Average borrowings	9,509	10,220	13,507	17,919	26,763
Average stockholders’ equity	249,659	251,923	252,874	253,420	260,192

	2011				2010
	IVQ	IIIQ	IIQ	IQ	IVQ
SELECTED YIELDS AND COST OF FUNDS (1):

Total average interest–earning assets	4.64%	4.71%	4.87%	4.38%	4.24%
Average loans	5.18	5.28	5.46	5.23	5.24
Average securities	2.12	2.29	2.73	2.80	3.73
Average other interest–earning assets	0.27	0.29	0.29	0.27	0.25
Total average interest–bearing liabilities	0.45	0.52	0.60	0.70	0.83
Average interest–bearing deposits	0.45	0.52	0.59	0.68	0.80
Average borrowings	1.21	1.40	1.81	2.17	1.94
Net interest rate spread	4.19	4.19	4.27	3.68	3.41
Net interest margin	4.28	4.29	4.38	3.81	3.57

(1)	Annualized

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2011				2010
	IVQ	IIIQ	IIQ	IQ	IVQ
CAPITAL RATIOS (1)

BankFinancial Corporation
Equity to total assets (end of period)	12.78%	15.12%	15.06%	14.70%	16.55%
Tangible equity to tangible total assets (end of period)	12.58	13.72	13.65	13.30	15.15

Risk–based total capital ratio	17.04	17.06	17.28	17.03	21.51
Risk–based tier 1 capital ratio	15.77	15.80	16.19	16.06	20.33
Tier 1 leverage ratio	12.28	12.69	13.15	13.00	14.73
Tier 1 capital	$195,075	$204,282	$213,702	$216,551	$220,610
Excess Tier 1 capital over 8%	67,967	75,570	83,662	82,926	100,862

BankFinancial FSB
Risk–based total capital ratio	14.73	14.84	14.99	14.63	18.38
Risk–based tier 1 capital ratio	13.47	13.58	13.90	13.65	17.20
Tier 1 leverage ratio	10.50	10.91	11.28	11.05	12.48
Tier 1 capital	$166,634	$175,504	$183,282	$184,466	$186,594
Excess Tier 1 capital over 8%	39,631	46,767	53,318	50,917	66,945

	2011				2010
	IVQ	IIIQ	IIQ	IQ	IVQ
COMMON STOCK AND DIVIDENDS

Stock Prices:
Close	$5.52	$6.64	$8.47	$9.19	$9.75
High	8.89	8.62	9.55	10.10	9.90
Low	5.26	6.51	8.10	8.42	9.06

Book value per share	$9.48	$11.73	$11.88	$11.90	$12.02
Tangible book value per share	$9.31	$10.46	$10.60	$10.59	$10.82

Cash dividends declared and paid on common stock	$0.01	$0.07	$0.07	$0.07	$0.07

Stock repurchases	$—	$—	$—	$—	$—
Stock repurchases – shares	—	—	—	—	—

	2011				2010
	IVQ	IIIQ	IIQ	IQ	IVQ
EARNINGS PER SHARE COMPUTATIONS

Net income (loss)	$(47,049)	$(1,896)	$1,026	$(777)	$(5,472)

Average common shares outstanding	21,072,966	21,072,966	21,072,966	21,072,966	21,062,368
Less: Unearned ESOP shares	(1,257,911)	(1,325,859)	(1,350,347)	(1,374,576)	(1,399,056)
Unvested restricted stock shares	(7,866)	(8,667)	(8,667)	(8,667)	(89,131)

Weighted average common shares outstanding	19,807,189	19,738,440	19,713,952	19,689,723	19,574,181
Plus: Dilutive common shares equivalents	—	—	1,528	—	—

Weighted average dilutive common shares outstanding	19,807,189	19,738,440	19,715,480	19,689,723	19,574,181

Number of anti–dilutive stock options excluded from the diluted earnings per share calculation	2,075,553	2,080,553	2,202,553	2,287,553	2,287,553
Weighted average exercise price of anti–dilutive options	$16.54	$16.54	$16.48	$16.52	$16.52
Basic earnings (loss) per common share	$(2.38)	$(0.10)	$0.05	$(0.04)	$(0.28)

Diluted earnings (loss) per common share	$(2.38)	$(0.10)	$0.05	$(0.04)	$(0.28)

(1)	Capital calculations for December 31, 2011 and September 30, 2011 are in accordance with OCC guidance; all previous periods calculated are in accordance with OTS guidance.

BANKFINANCIAL CORPORATION

NON–GAAP FINANCIAL MEASURES

BankFinancial Corporation, a Maryland corporation (“the Company”) utilizes a number of different financial measures, both GAAP and non–GAAP, in making operating, budgeting and planning decisions for future periods. Generally, a non–GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States, or GAAP. The Company believes that the use of the non–GAAP financial measures described below provides the Board of Directors and management, and may provide some investors, with a more complete understanding of the Company’s operating results and trends, and facilitate comparisons to historical and peer performance. The Company’s non–GAAP financial measures should be considered supplemental in nature and should not be considered in isolation, or as superior to or a substitute for, financial measures that are prepared in accordance with GAAP. In addition, the Company’s non–GAAP financial measures may differ from similar non–GAAP financial measures that are used by other companies, thus limiting their usefulness as a comparative tool.

These measures include pre–tax pre–provision earnings from core operations and pre–tax pre–provision earnings from core operations to average total assets. Management believes that by excluding the provision for loan losses, other real estate owned related income and expense, nonperforming asset management expenses, acquisition expenses and goodwill impairment from noninterest expense, these measures better reflect our core operating performance.

BANKFINANCIAL CORPORATION

NON-GAAP FINANCIAL MEASURES

(Dollars in thousands; except per share) – (Unaudited)

FOR THE QUARTERS and TWELVE MONTH PERIODS ENDED DECEMBER 31, 2011 AND 2010

	Three months ended December 31,		Twelve months ended December 31,
	2011	2010	2011	2010
Pre–tax pre–provision earnings from core operations
Income (loss) before income taxes	$(31,939)	$(8,850)	$(36,321)	$(7,054)
Provision for loan losses	9,740	8,148	22,723	12,083

Pre–tax pre–provision	(22,199)	(702)	13,598	5,029

Adjustments:
Nonperforming asset management	1,430	1,898	4,431	3,342
Loss (gain) on sale of other real estate owned	113	101	15	415
Other real estate owned write–downs	2,482	2,204	3,970	2,392
Operations of other real estate owned	844	479	2,350	1,165
Acquisition expenses	—	81	1,761	81
Goodwill impairment	23,862	—	23,862	—

Adjustments	28,731	4,763	36,389	7,395

Pre–tax pre–provision earnings from core operations	$6,532	$4,061	$22,791	$12,424

Pre–tax pre–provision earnings from core operations to average total assets (1)	1.62%	1.04%	1.41%	0.80%

(1)	Annualized

BANKFINANCIAL CORPORATION

NON-GAAP FINANCIAL MEASURES

(Dollars in thousands; except per share) – (Unaudited)

FOR THE LATEST FIVE QUARTERS

	2011				2010
	IVQ	IIIQ	IIQ	IQ	IVQ
Pre–tax pre–provision earnings from core operations
Income (loss) before income taxes	$(31,939)	$(3,797)	$1,171	$(1,756)	$(8,850)
Provision for loan losses	9,740	7,384	3,175	2,424	8,148

Pre–tax pre–provision	(22,199)	3,587	4,346	668	(702)

Adjustments:
Nonperforming asset management	1,430	1,267	1,279	455	1,898
Loss (gain) on sale of other real estate owned	113	16	(62)	(52)	101
Other real estate owned write–downs	2,482	1,009	300	179	2,204
Operations of other real estate owned	844	563	617	326	479
Acquisition expenses	—	—	230	1,531	81
Goodwill impairment	23,862	—	—	—	—

Adjustments	28,731	2,855	2,364	2,439	4,763

Pre–tax pre–provision earnings from core operations	$6,532	$6,442	$6,710	$3,107	$4,061

Pre–tax pre–provision earnings from core operations to average total assets (1)	1.62%	1.56%	1.60%	0.81%	1.04%

(1)	Annualized